UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 22, 2009

SUPERCONDUCTOR TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Delaware	0-21074	77-0158076
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

460 Ward Drive, Santa Barbara, CA	93111
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:   (805) 690-4500
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EX-5.1
EX-10.1
EX-10.2
EX-99.1

Item 1.01 Entry Into a Material Definitive Agreement.
     On June 22, 2009, Superconductor Technologies Inc. (the “Company”) entered into a Placement Agent Agreement (the “Placement Agent Agreement”) with MDB Capital Group LLC (the “Placement Agent”), relating to a registered direct offering by the Company (the “Offering”) of up to 3,752,005 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”). A copy of the Placement Agent Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.
     In connection with the Offering, the Company also entered into a Common Stock Purchase Agreement, each dated as of June 22, 2009 (“Purchase Agreement”), with certain investors (“Purchasers”), pursuant to which the Company sold to the Purchasers an aggregate of 3,752,005 shares of Common Stock at a negotiated purchase price of $3.00 per share of Common Stock, for aggregate gross proceeds to the Company of approximately $11.26 million. A copy of the form of Purchase Agreement is attached hereto as Exhibit 10.2 and incorporated herein by reference.
     The shares of Common Stock in the Offering were offered and sold by the Company pursuant to a prospectus dated February 13, 2008 and a prospectus supplement dated June 22, 2009, pursuant to the Company’s previously effective shelf registration statement on Form S-3 (File No. 333-148115). The closing of the Offering occurred on June 23, 2009.
     The proceeds to the Company from the Offering, after deducting the fees of the Placement Agent, but before other offering expenses, are approximately $10.58 million. The Placement Agent was paid a fee equal to 6.0% of the aggregate gross proceeds raised in the Offering, or approximately $675,000.
     The foregoing summary of the Offering, the shares of Common Stock to be issued in connection therewith, the Placement Agent Agreement and the Purchase Agreement do not purport to be complete and are qualified in their entirety by reference to the definitive transaction documents, copies of which are attached as exhibits to this Current Report on Form 8-K.
Item 8.01 Other Events.
     On June 23, 2009, the Company issued a press release announcing the Offering. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)	EXHIBITS
5.1	Legal Opinion of Manatt, Phelps & Phillips, LLP.

10.1	Placement Agent Agreement, dated as of June 22, 2009, between Superconductor Technologies Inc. and MDB Capital Group LLC.

10.2	Form of Common Stock Purchase Agreement, dated as of June 22, 2009, between Superconductor Technologies Inc. and each purchaser (an agreement on substantially this form was signed by each purchaser).

99.1	Press release dated as of June 23, 2009 (The press release may also be found on the Company’s website at www.suptech.com on the Investor Relations page.).

SIGNATURE
         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERCONDUCTOR TECHNOLOGIES INC.

(Registrant)

June 24, 2009	/s/ William J. Buchanan

(Date)	William J. Buchanan
Controller